                                                                  EXHIBIT 10.17c

                           STOCK REPURCHASE AGREEMENT

         This Stock Repurchase Agreement (this "Agreement") dated as of April ___, 1998 is entered into by and between BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC., a Delaware corporation (the "Company") and DANIEL M.
COFALL (the "Grantor") .

                              W I T N E S S E T H:

         WHEREAS, Grantor owns certain shares of common stock of the Company (the "Common Stock") and certain shares of restricted common stock of the Company ("Restricted Common Stock");

         WHEREAS, in order to facilitate certain additional funding of the Company, Grantor, the Company desires that Grantor grant to the Company an option to purchase certain shares of Common Stock on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. SHARES SUBJECT TO PURCHASE OPTION. Grantor currently owns 42,000 shares of Restricted Common Stock and 78,265 shares of Common Stock (collectively, the "Shares") which shall initially be subject to the terms, provisions and conditions of the Purchase Option (as hereafter defined). The term "IPO" means the first underwritten public offering of the Company's common stock other than any offering pursuant to any registration statement (i) relating to any capital stock of the Company or options, warrants or other rights to acquire any such capital stock issued or to be issued primarily to directors, officers or employees of the Company, or any of its subsidiaries (ii) relating to any employee benefit plan or interest therein, (iii) relating principally to any preferred stock or debt securities of the Company, or (iv) filed pursuant to Rule 145 under the Securities Act of 1933, as amended, or any successor or similar provisions.

         2. PURCHASE OPTION.

                  a. The Shares shall be subject to the option (the "Purchase Option") set forth in this Section 2. In the event that Grantor shall cease to be engaged, either as a consultant or as an employee, by the Company (including a parent or subsidiary of the Company) under the circumstances set forth in
Section 2(b) of this Agreement (the "Section 2(b) Event"), the Company shall have the right, at any time within 90 days after the date Grantor ceases to be so engaged (the "Option Period"), to exercise the Purchase Option, which consists of the right to purchase from Grantor at a purchase price of $.10 per share (as adjusted pursuant to Section 4 below) (the "Option Price"), up to but not exceeding the number of Shares specified in Section 2(b) below, upon the terms hereinafter set forth.

                  b. If any of the following items (i) or (ii) occurs:

                           i. Grantor repudiates or renounces that certain Employment Agreement between the Company and Grantor (the "Employment Agreement") or voluntarily ceases his engagement with the Company (other than by reason of death or disability) prior to the date which is 12 months following the date of the successful completion of the IPO without the prior written consent of the Company; or

                           ii. Grantor's engagement by the Company under the Employment Agreement is terminated by the Company at any time prior to the date which is 12 months following the date of the successful completion of the IPO, with "Cause," (as defined below);

 prior to the occurrence of any Termination Event (as defined in Section 9), then the Company may exercise the Purchase Option at the Option Price as to the number of Shares determined as follows:

                  (A) Prior to the IPO, the Company may exercise the Purchase Option as to all of the Shares;

                  (B) Following the IPO, the Company may exercise the Purchase Option as to a number of Shares equal to the total number of Shares less an aggregate number of Shares equal to the product (rounded down to the nearest whole Share) of (i) 1/12 times (ii) the aggregate number of full calendar months following the IPO that Grantor has been engaged as an employee to the Company, times (iii) the total number of Shares (120,265).

For the purposes of this Agreement, "Cause" means the conviction of Grantor of a crime involving fraud against the Company or any of its affiliates or the theft or embezzlement of assets of the Company or any of its affiliates.

         The Company shall not have the right to exercise the Purchase Option in the event Grantor's employment by the Company under the Employment Agreement is terminated for death, disability, without "Cause" or for any other reason except as provided in Section 2(b) above.

         c. The Purchase Option may be exercised by the Company by giving notice to the Grantor in accordance with Section 13.1 hereof stating that the Company has elected to acquire the Shares subject to the Purchase Option. Each sale and purchase in accordance with the rights so exercised shall be thereafter completed without avoidable delay by the transfer and assignment of such Shares to the Company and payment of the Option Price. The Option Price shall be payable, at the option of the Company, by cancellation of all or a portion of any outstanding indebtedness of the Grantor to the Company or by payment in cash (by check), or both.

         d. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Grantor's engagement with the Company, for any reason, with or without cause as provided in the applicable Employment Agreement.

         3. ASSIGNMENT. Neither the Company nor Grantor may assign this Agreement or any of its respective rights and obligations hereunder.

         4. ADJUSTMENTS. If, from time to time during the term of the Purchase Option (i) there is any dividend of stock or other securities or liquidating dividend of cash or property, stock split, reverse stock split, subdivision, combination, recapitalization, reorganization, reclassification or other change in the character or amount of any of the outstanding securities of the Company, or (ii) there is any transaction involving the consolidation or merger of the Company in which the Company is the surviving entity (collectively, (i) and (ii) shall be referred to as a "Reorganization"), then, in such event, any and all new, substituted or additional securities or other property to which Grantor is entitled by reason of Grantor's ownership of the Shares shall be immediately subject to the Purchase Option and be included in the term "Shares" for all purposes of the Purchase Option with the same force and effect as the Shares subject to the Purchase Option under the terms of Section 2 hereof. In the event that the outstanding Common Stock is at any time increased or decreased solely by reason of a Reorganization, appropriate adjustments to the Option Price shall be made effective as of the date of such occurrence so that the total Option Price upon exercise of the Purchase Option will be the same as it would have been had the Company exercised the Purchase Option immediately prior to the occurrence of such event.

         5. LEGENDS. All certificates representing any of the Shares subject to the provisions of this Agreement shall have endorsed thereon a legend substantially as follows:

                           "ANY DISPOSITION, GRANT OR OTHER TRANSFER OF ANY
                  INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS, AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION, CONTAINED IN A CERTAIN AGREEMENT EXECUTED BY THE RECORD HOLDER HEREOF, THE CORPORATION AND CERTAIN OTHER PARTIES, A COPY OF WHICH WILL BE MAILED TO ANY HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AFTER RECEIPT BY THE CORPORATION OF A WRITTEN REQUEST THEREFOR."

         Upon presentation to the Company or any authorized transfer agent of certificates representing the Shares, the number of Shares represented thereby which are no longer subject to the Purchase Option shall be exchanged for certificates not bearing such legend, and all Shares, if any, which remain subject to the Purchase Option, shall be represented by certificates endorsed with the legend set forth above.

         6. NO RESALE OR TRANSFER. Grantor shall not sell, assign or otherwise transfer (otherwise than by operation of law) any of the Shares which are subject to the Purchase Option or any interest therein, or grant or otherwise allow to exist any lien, claim or other encumbrance on or with respect to any of the Shares then subject to the Purchase Option.

         7. NO TRANSFER. The Company shall not be required (i) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

         8. RIGHTS AS A SHAREHOLDER. Subject to the provisions of Section 7 above, Grantor shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

         9. TERMINATION. This Agreement and the Purchase Option granted hereunder shall terminate on the earlier to occur of any of the following events (each a "Termination Event"):

                  a. the 91st calendar day immediately succeeding the date which is 12 months following the date of the successful completion of the IPO;

                  b. upon expiration of the Option Period;

                  c. the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making of an assignment for the benefit of creditors, or the admission in writing of inability to pay debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  d. the sale of all or substantially all of the assets of the Company.

         10. FURTHER ASSURANCES. The parties agree to execute such further instruments and to take such further actions as may reasonably be necessary to carry out the purposes and intent of this Agreement.

         11. FAILURE TO DELIVER SHARES. If Grantor becomes obligated to sell any Shares to the Company under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Company may, at its option, in addition to all other remedies it may have, send to the Grantor the purchase price for such Shares as is herein specified. Thereupon, the Company upon written notice to the Grantor, (a) shall cancel on its books the certificate or certificates representing the Shares to be sold and (b) shall issue, in lieu thereof, in the name of the Company a new certificate or certificates representing such Shares, and thereupon all of the Grantor's rights in and to such Shares shall terminate.

         12. SPECIFIC ENFORCEMENT. Grantor expressly agrees that the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach of the terms, covenants and/or conditions of this Agreement by Grantor, the Company shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

         13. MISCELLANEOUS.

                  a. Notice. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Company:      BrightStar Information Technology
                                          Group, Inc.
                                          10375 Richmond Avenue, Suite 1620
                                          Houston, Texas 77042

                  If to Grantor, at the address identified on the signature page hereof, or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

                  b. Applicable Law. The substantive laws of the State of Texas, excluding any law, rule or principle which might refer to the substantive law of another jurisdiction, will govern the interpretation, validity and effect of this Agreement without regard to the place of execution or the place for performance thereof. This Agreement is to be negotiated, executed and performed in Harris County, Texas, and, as such, the Company and Grantor agree that personal jurisdiction and venue shall be proper with the state or federal courts situated in Harris County, Texas, to hear such disputes arising under this Agreement.

                  c. No Waiver. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

                  d. Severability. If a court of competent jurisdiction determines that any provision of this Agreement, including any appendices attached hereto, is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Further, such provisions shall be reformed and construed to the extent permitted by law so that it may be valid, legal and enforceable to the maximum extent possible.

                  e. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

                  f. Headings. The section headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

                  g. Successors. This Agreement shall inure to the benefit of the permitted successors and assigns of the Company and be binding upon Grantor and his or her heirs, executors, administrators and successors.

                  h. Construction. Each party to this Agreement has had the opportunity to review this Agreement with legal counsel. This Agreement shall not be construed or interpreted against any party on the basis that such party drafted or authored a particular provision, parts of or the entirety of this Agreement.

                  i. Entire Agreement. This Agreement and the agreements referred to herein constitute the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the subject matter hereof. Each party to this Agreement acknowledges that no representation, inducement, promise or agreement, oral or written, with regard to the subject matter hereof, has been made by either party, or by anyone acting on behalf of either party, which is not embodied herein, and that no agreement, statement or promise relating to the subject matter hereof which is not contained in this Agreement or in such other agreements shall be valid or binding.

                  j. Amendments. No amendment or modification to this Agreement will be effective unless it is in writing and signed by the Company and Grantor.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above written.

                                    COMPANY:

                                    BRIGHTSTAR INFORMATION TECHNOLOGY
                                    GROUP, INC.


                                    By:/S/ THOMAS A. HUDGINS
                                       ----------------------------------------
                                    Name: Thomas A. Hudgins
                                         --------------------------------------
                                    Title: Executive Vice President
                                           ------------------------------------


SPOUSE OF GRANTOR (IF APPLICABLE)   GRANTOR:


                                    /S/DANIEL M. COFALL
                                    -------------------------------------------
                                    Name:       DANIEL M. COFALL
                                          -------------------------------------
                                    Address:    2001 Holcombe
                                                -------------------------------
                                                Suite 3402
                                                -------------------------------
                                                Houston, TX 77030
                                                -------------------------------

                           STOCK REPURCHASE AGREEMENT

     This Stock Repurchase Agreement (this "Agreement") dated as of April ___, 1998 is entered into by and between BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC., a Delaware corporation (the "Company") and THOMAS A. HUDGINS (the "Grantor") .

                              W I T N E S S E T H:

     WHEREAS, Grantor owns certain shares of common stock of the Company (the "Common Stock") and certain shares of restricted common stock of the Company ("Restricted Common Stock");

     WHEREAS, in order to facilitate certain additional funding of the Company, Grantor, the Company desires that Grantor grant to the Company an option to purchase certain shares of Common Stock on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for and in consideration of the mutual promises, covenants and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. SHARES SUBJECT TO PURCHASE OPTION. Grantor currently owns 42,000 shares of Restricted Common Stock and 78,265 shares of Common Stock (collectively, the "Shares") which shall initially be subject to the terms, provisions and conditions of the Purchase Option (as hereafter defined). The term "IPO" means the first underwritten public offering of the Company's common stock other than any offering pursuant to any registration statement (i) relating to any capital stock of the Company or options, warrants or other rights to acquire any such capital stock issued or to be issued primarily to directors, officers or employees of the Company, or any of its subsidiaries (ii) relating to any employee benefit plan or interest therein, (iii) relating principally to any preferred stock or debt securities of the Company, or (iv) filed pursuant to Rule 145 under the Securities Act of 1933, as amended, or any successor or similar provisions.

     2. PURCHASE OPTION.

         a. The Shares shall be subject to the option (the "Purchase Option") set forth in this Section 2. In the event that Grantor shall cease to be engaged, either as a consultant or as an employee, by the Company (including a parent or subsidiary of the Company) under the circumstances set forth in
Section 2(b) of this Agreement (the "Section 2(b) Event"), the Company shall have the right, at any time within 90 days after the date Grantor ceases to be so engaged (the "Option Period"), to exercise the Purchase Option, which consists of the right to purchase from Grantor at a purchase price of $.10 per share (as adjusted pursuant to Section 4 below) (the "Option Price"), up to but not exceeding the number of Shares specified in Section 2(b) below, upon the terms hereinafter set forth.

         b. If any of the following items (i) or (ii) occurs:

          i. Grantor repudiates or renounces that certain Employment Agreement between the Company and Grantor (the "Employment Agreement") or voluntarily ceases his engagement with the Company (other than by reason of death or disability) prior to the date which is 12 months following the date of the successful completion of the IPO without the prior written consent of the Company; or

          ii. Grantor's engagement by the Company under the Employment Agreement is terminated by the Company at any time prior to the date which is 12 months following the date of the successful completion of the IPO, with "Cause," (as defined below);

prior to the occurrence of any Termination Event (as defined in Section 9), then the Company may exercise the Purchase Option at the Option Price as to the number of Shares determined as follows:

          (A) Prior to the IPO, the Company may exercise the Purchase Option as to all of the Shares;

          (B) Following the IPO, the Company may exercise the Purchase Option as to a number of Shares equal to the total number of Shares less an aggregate number of Shares equal to the product (rounded down to the nearest whole Share) of (i) 1/12 times (ii) the aggregate number of full calendar months following the IPO that Grantor has been engaged as an employee to the Company, times (iii) the total number of Shares (120,265).

For the purposes of this Agreement, "Cause" means the conviction of Grantor of a crime involving fraud against the Company or any of its affiliates or the theft or embezzlement of assets of the Company or any of its affiliates.

     The Company shall not have the right to exercise the Purchase Option in the event Grantor's employment by the Company under the Employment Agreement is terminated for death, disability, without "Cause" or for any other reason except as provided in Section 2(b) above.

     c. The Purchase Option may be exercised by the Company by giving notice to the Grantor in accordance with Section 13.1 hereof stating that the Company has elected to acquire the Shares subject to the Purchase Option. Each sale and purchase in accordance with the rights so exercised shall be thereafter completed without avoidable delay by the transfer and assignment of such Shares to the Company and payment of the Option Price. The Option Price shall be payable, at the option of the Company, by cancellation of all or a portion of any outstanding indebtedness of the Grantor to the Company or by payment in cash (by check), or both.

     d. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Grantor's engagement with the Company, for any reason, with or without cause as provided in the applicable Employment Agreement.

     3. ASSIGNMENT. Neither the Company nor Grantor may assign this Agreement or any of its respective rights and obligations hereunder.

     4. ADJUSTMENTS. If, from time to time during the term of the Purchase Option (i) there is any dividend of stock or other securities or liquidating dividend of cash or property, stock split, reverse stock split, subdivision, combination, recapitalization, reorganization, reclassification or other change in the character or amount of any of the outstanding securities of the Company, or (ii) there is any transaction involving the consolidation or merger of the Company in which the Company is the surviving entity (collectively, (i) and (ii) shall be referred to as a "Reorganization"), then, in such event, any and all new, substituted or additional securities or other property to which Grantor is entitled by reason of Grantor's ownership of the Shares shall be immediately subject to the Purchase Option and be included in the term "Shares" for all purposes of the Purchase Option with the same force and effect as the Shares subject to the Purchase Option under the terms of Section 2 hereof. In the event that the outstanding Common Stock is at any time increased or decreased solely by reason of a Reorganization, appropriate adjustments to the Option Price shall be made effective as of the date of such occurrence so that the total Option Price upon exercise of the Purchase Option will be the same as it would have been had the Company exercised the Purchase Option immediately prior to the occurrence of such event.

     5. LEGENDS. All certificates representing any of the Shares subject to the provisions of this Agreement shall have endorsed thereon a legend substantially as follows:

               "ANY DISPOSITION, GRANT OR OTHER TRANSFER OF ANY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS, AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION, CONTAINED IN A CERTAIN AGREEMENT EXECUTED BY THE RECORD HOLDER HEREOF, THE CORPORATION AND CERTAIN OTHER PARTIES, A COPY OF WHICH WILL BE MAILED TO ANY HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AFTER RECEIPT BY THE CORPORATION OF A WRITTEN REQUEST THEREFOR."

     Upon presentation to the Company or any authorized transfer agent of certificates representing the Shares, the number of Shares represented thereby which are no longer subject to the Purchase Option shall be exchanged for certificates not bearing such legend, and all Shares, if any, which remain subject to the Purchase Option, shall be represented by certificates endorsed with the legend set forth above.

     6. NO RESALE OR TRANSFER. Grantor shall not sell, assign or otherwise transfer (otherwise than by operation of law) any of the Shares which are subject to the Purchase Option or any interest therein, or grant or otherwise allow to exist any lien, claim or other encumbrance on or with respect to any of the Shares then subject to the Purchase Option.

     7. NO TRANSFER. The Company shall not be required (i) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

     8. RIGHTS AS A SHAREHOLDER. Subject to the provisions of Section 7 above, Grantor shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

     9. TERMINATION. This Agreement and the Purchase Option granted hereunder shall terminate on the earlier to occur of any of the following events (each a "Termination Event"):

          a. the 91st calendar day immediately succeeding the date which is 12 months following the date of the successful completion of the IPO;

          b. upon expiration of the Option Period;

          c. the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making of an assignment for the benefit of creditors, or the admission in writing of inability to pay debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          d. the sale of all or substantially all of the assets of the Company.

     10. FURTHER ASSURANCES. The parties agree to execute such further instruments and to take such further actions as may reasonably be necessary to carry out the purposes and intent of this Agreement.

     11. FAILURE TO DELIVER SHARES. If Grantor becomes obligated to sell any Shares to the Company under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Company may, at its option, in addition to all other remedies it may have, send to the Grantor the purchase price for such Shares as is herein specified. Thereupon, the Company upon written notice to the Grantor, (a) shall cancel on its books the certificate or certificates representing the Shares to be sold and (b) shall issue, in lieu thereof, in the name of the Company a new certificate or certificates representing such Shares, and thereupon all of the Grantor's rights in and to such Shares shall terminate.

     12. SPECIFIC ENFORCEMENT. Grantor expressly agrees that the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach of the terms, covenants and/or conditions of this Agreement by Grantor, the Company shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     13. MISCELLANEOUS.

          a. Notice. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Company:   BrightStar Information Technology Group, Inc.
                              10375 Richmond Avenue, Suite 1620
                              Houston, Texas 77042

          If to Grantor, at the address identified on the signature page hereof, or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

          b. Applicable Law. The substantive laws of the State of Texas, excluding any law, rule or principle which might refer to the substantive law of another jurisdiction, will govern the interpretation, validity and effect of this Agreement without regard to the place of execution or the place for performance thereof. This Agreement is to be negotiated, executed and performed in Harris County, Texas, and, as such, the Company and Grantor agree that personal jurisdiction and venue shall be proper with the state or federal courts situated in Harris County, Texas, to hear such disputes arising under this Agreement.

          c. No Waiver. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          d. Severability. If a court of competent jurisdiction determines that any provision of this Agreement, including any appendices attached hereto, is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Further, such provisions shall be reformed and construed to the extent permitted by law so that it may be valid, legal and enforceable to the maximum extent possible.

          e. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

          f. Headings. The section headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

          g. Successors. This Agreement shall inure to the benefit of the permitted successors and assigns of the Company and be binding upon Grantor and his or her heirs, executors, administrators and successors.

          h. Construction. Each party to this Agreement has had the opportunity to review this Agreement with legal counsel. This Agreement shall not be construed or interpreted against any party on the basis that such party drafted or authored a particular provision, parts of or the entirety of this Agreement.

          i. Entire Agreement. This Agreement and the agreements referred to herein constitute the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the subject matter hereof. Each party to this Agreement acknowledges that no representation, inducement, promise or agreement, oral or written, with regard to the subject matter hereof, has been made by either party, or by anyone acting on behalf of either party, which is not embodied herein, and that no agreement, statement or promise relating to the subject matter hereof which is not contained in this Agreement or in such other agreements shall be valid or binding.

          j. Amendments. No amendment or modification to this Agreement will be effective unless it is in writing and signed by the Company and Grantor.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above written.

                                       COMPANY:

                                       BRIGHTSTAR INFORMATION TECHNOLOGY GROUP,
                                       INC.


                                       By:/s/THOMAS A. HUDGINS
                                          -----------------------------------
                                       Name: Thomas A. Hudgins
                                            ---------------------------------
                                       Title: Executive Vice President
                                             --------------------------------

SPOUSE OF GRANTOR (IF APPLICABLE)      GRANTOR:


                                       /s/THOMS A. HUDGINS
                                       --------------------------------------
Name:                                  THOMAS A. HUDGINS
     --------------------------------- Address: 3027 Bayou Dr.
                                       --------------------------------------
                                       La Porte, TX 77571
                                       --------------------------------------

                                                               EXHIBIT 10.179(w)


                           STOCK REPURCHASE AGREEMENT

         This Stock Repurchase Agreement (this "Agreement") dated as of April ___, 1998 is entered into by and between BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC., a Delaware corporation (the "Company") and MARSHALL G. WEBB (the "Grantor") .

                              W I T N E S S E T H:

         WHEREAS, Grantor owns certain shares of common stock of the Company (the "Common Stock") and certain shares of restricted common stock of the Company ("Restricted Common Stock");

         WHEREAS, in order to facilitate certain additional funding of the Company, Grantor, the Company desires that Grantor grant to the Company an option to purchase certain shares of Common Stock on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. SHARES SUBJECT TO PURCHASE OPTION. Grantor currently owns 49,000 shares of Restricted Common Stock and 81,265 shares of Common Stock (collectively, the "Shares") which shall initially be subject to the terms, provisions and conditions of the Purchase Option (as hereafter defined). The term "IPO" means the first underwritten public offering of the Company's common stock other than any offering pursuant to any registration statement (i) relating to any capital stock of the Company or options, warrants or other rights to acquire any such capital stock issued or to be issued primarily to directors, officers or employees of the Company, or any of its subsidiaries (ii) relating to any employee benefit plan or interest therein, (iii) relating principally to any preferred stock or debt securities of the Company, or (iv) filed pursuant to Rule 145 under the Securities Act of 1933, as amended, or any successor or similar provisions.

         2. PURCHASE OPTION.

                  a. The Shares shall be subject to the option (the "Purchase Option") set forth in this Section 2. In the event that Grantor shall cease to be engaged, either as a consultant or as an employee, by the Company (including a parent or subsidiary of the Company) under the circumstances set forth in
Section 2(b) of this Agreement (the "Section 2(b) Event"), the Company shall have the right, at any time within 90 days after the date Grantor ceases to be so engaged (the "Option Period"), to exercise the Purchase Option, which consists of the right to purchase from Grantor at a purchase price of $.10 per share (as adjusted pursuant to Section 4 below) (the "Option Price"), up to but not exceeding the number of Shares specified in Section 2(b) below, upon the terms hereinafter set forth.

                  b. If any of the following items (i) or (ii) occurs:

                           i. Grantor repudiates or renounces that certain Employment Agreement between the Company and Grantor (the "Employment Agreement") or voluntarily ceases his engagement with the Company (other than by reason of death or disability) prior to the date which is 12 months following the date of the successful completion of the IPO without the prior written consent of the Company; or

                           ii. Grantor's engagement by the Company under the Employment Agreement is terminated by the Company at any time prior to the date which is 12 months following the date of the successful completion of the IPO, with "Cause," (as defined below);

prior to the occurrence of any Termination Event (as defined in Section 9), then the Company may exercise the Purchase Option at the Option Price as to the number of Shares determined as follows:

                  (A) Prior to the IPO, the Company may exercise the Purchase Option as to all of the Shares;

                  (B) Following the IPO, the Company may exercise the Purchase Option as to a number of Shares equal to the total number of Shares less an aggregate number of Shares equal to the product (rounded down to the nearest whole Share) of (i) 1/12 times (ii) the aggregate number of full calendar months following the IPO that Grantor has been engaged as an employee to the Company, times (iii) the total number of Shares (130,265).

For the purposes of this Agreement, "Cause" means the conviction of Grantor of a crime involving fraud against the Company or any of its affiliates or the theft or embezzlement of assets of the Company or any of its affiliates.

         The Company shall not have the right to exercise the Purchase Option in the event Grantor's employment by the Company under the Employment Agreement is terminated for death, disability, without "Cause" or for any other reason except as provided in Section 2(b) above.

         c. The Purchase Option may be exercised by the Company by giving notice to the Grantor in accordance with Section 13.1 hereof stating that the Company has elected to acquire the Shares subject to the Purchase Option. Each sale and purchase in accordance with the rights so exercised shall be thereafter completed without avoidable delay by the transfer and assignment of such Shares to the Company and payment of the Option Price. The Option Price shall be payable, at the option of the Company, by cancellation of all or a portion of any outstanding indebtedness of the Grantor to the Company or by payment in cash (by check), or both.

         d. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Grantor's engagement with the Company, for any reason, with or without cause as provided in the applicable Employment Agreement.

         3. ASSIGNMENT. Neither the Company nor Grantor may assign this Agreement or any of its respective rights and obligations hereunder.

         4. ADJUSTMENTS. If, from time to time during the term of the Purchase Option (i) there is any dividend of stock or other securities or liquidating dividend of cash or property, stock split, reverse stock split, subdivision, combination, recapitalization, reorganization, reclassification or other change in the character or amount of any of the outstanding securities of the Company, or (ii) there is any transaction involving the consolidation or merger of the Company in which the Company is the surviving entity (collectively, (i) and (ii) shall be referred to as a "Reorganization"), then, in such event, any and all new, substituted or additional securities or other property to which Grantor is entitled by reason of Grantor's ownership of the Shares shall be immediately subject to the Purchase Option and be included in the term "Shares" for all purposes of the Purchase Option with the same force and effect as the Shares subject to the Purchase Option under the terms of Section 2 hereof. In the event that the outstanding Common Stock is at any time increased or decreased solely by reason of a Reorganization, appropriate adjustments to the Option Price shall be made effective as of the date of such occurrence so that the total Option Price upon exercise of the Purchase Option will be the same as it would have been had the Company exercised the Purchase Option immediately prior to the occurrence of such event.

         5. LEGENDS. All certificates representing any of the Shares subject to the provisions of this Agreement shall have endorsed thereon a legend substantially as follows:

                           "ANY DISPOSITION, GRANT OR OTHER TRANSFER OF ANY
                  INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS, AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION, CONTAINED IN A CERTAIN AGREEMENT EXECUTED BY THE RECORD HOLDER HEREOF, THE CORPORATION AND CERTAIN OTHER PARTIES, A COPY OF WHICH WILL BE MAILED TO ANY HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AFTER RECEIPT BY THE CORPORATION OF A WRITTEN REQUEST THEREFOR."

         Upon presentation to the Company or any authorized transfer agent of certificates representing the Shares, the number of Shares represented thereby which are no longer subject to the Purchase Option shall be exchanged for certificates not bearing such legend, and all Shares, if any, which remain subject to the Purchase Option, shall be represented by certificates endorsed with the legend set forth above.

         6. NO RESALE OR TRANSFER. Grantor shall not sell, assign or otherwise transfer (otherwise than by operation of law) any of the Shares which are subject to the Purchase Option or any interest therein, or grant or otherwise allow to exist any lien, claim or other encumbrance on or with respect to any of the Shares then subject to the Purchase Option.

         7. NO TRANSFER. The Company shall not be required (i) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.


         8. RIGHTS AS A SHAREHOLDER. Subject to the provisions of Section 7 above, Grantor shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

         9. TERMINATION. This Agreement and the Purchase Option granted hereunder shall terminate on the earlier to occur of any of the following events (each a "Termination Event"):

                  a. the 91st calendar day immediately succeeding the date which is 12 months following the date of the successful completion of the IPO;

                  b. upon expiration of the Option Period;

                  c. the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making of an assignment for the benefit of creditors, or the admission in writing of inability to pay debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  d. the sale of all or substantially all of the assets of the Company.

         10. FURTHER ASSURANCES. The parties agree to execute such further instruments and to take such further actions as may reasonably be necessary to carry out the purposes and intent of this Agreement.

         11. FAILURE TO DELIVER SHARES. If Grantor becomes obligated to sell any Shares to the Company under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Company may, at its option, in addition to all other remedies it may have, send to the Grantor the purchase price for such Shares as is herein specified. Thereupon, the Company upon written notice to the Grantor, (a) shall cancel on its books the certificate or certificates representing the Shares to be sold and (b) shall issue, in lieu thereof, in the name of the Company a new certificate or certificates representing such Shares, and thereupon all of the Grantor's rights in and to such Shares shall terminate.

         12. SPECIFIC ENFORCEMENT. Grantor expressly agrees that the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach of the terms, covenants and/or conditions of this Agreement by Grantor, the Company shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

         13. MISCELLANEOUS.

                  a. Notice. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Company:        BrightStar Information Technology Group, Inc.
                                            10375 Richmond Avenue, Suite 1620
                                            Houston, Texas 77042

                  If to Grantor, at the address identified on the signature page hereof, or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

                  b. Applicable Law. The substantive laws of the State of Texas, excluding any law, rule or principle which might refer to the substantive law of another jurisdiction, will govern the interpretation, validity and effect of this Agreement without regard to the place of execution or the place for performance thereof. This Agreement is to be negotiated, executed and performed in Harris County, Texas, and, as such, the Company and Grantor agree that personal jurisdiction and venue shall be proper with the state or federal courts situated in Harris County, Texas, to hear such disputes arising under this Agreement.

                  c. No Waiver. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

                  d. Severability. If a court of competent jurisdiction determines that any provision of this Agreement, including any appendices attached hereto, is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Further, such provisions shall be reformed and construed to the extent permitted by law so that it may be valid, legal and enforceable to the maximum extent possible.

                  e. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

                  f. Headings. The section headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.


                  g. Successors. This Agreement shall inure to the benefit of the permitted successors and assigns of the Company and be binding upon Grantor and his or her heirs, executors, administrators and successors.

                  h. Construction. Each party to this Agreement has had the opportunity to review this Agreement with legal counsel. This Agreement shall not be construed or interpreted against any party on the basis that such party drafted or authored a particular provision, parts of or the entirety of this Agreement.

                  i. Entire Agreement. This Agreement and the agreements referred to herein constitute the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the subject matter hereof. Each party to this Agreement acknowledges that no representation, inducement, promise or agreement, oral or written, with regard to the subject matter hereof, has been made by either party, or by anyone acting on behalf of either party, which is not embodied herein, and that no agreement, statement or promise relating to the subject matter hereof which is not contained in this Agreement or in such other agreements shall be valid or binding.

                  j. Amendments. No amendment or modification to this Agreement will be effective unless it is in writing and signed by the Company and Grantor.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above written.

                                          COMPANY:

                                          BRIGHTSTAR INFORMATION
                                          TECHNOLOGY GROUP, INC.


                                          By: /S/MARSHALL G. WEBB
                                             -------------------------------
                                          Name: Marshall G. Webb
                                               -----------------------------
                                          Title: President/CEO
                                                ----------------------------

SPOUSE OF GRANTOR (IF APPLICABLE)         GRANTOR:


                                          /S/MARSHALL G. WEBB
                                          ----------------------------------
Name:                                     MARSHALL G. WEBB
     --------------------------           Address:  12011 Surry Lane
                                                    ------------------------
                                                    Houston, TX 77024
                                                    ------------------------